================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): October 4, 2005

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               000-50916                                41-1368898
       (Commission File Number)             (I.R.S. Employer Identification No.)

          299 MARKET STREET
           SADDLE BROOK, NJ                               07663
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 4, 2005, The Peoples Publishing Group, Inc. ("PPG"), a wholly-owned subsidiary of Peoples Educational Holdings, Inc. (the "Company"), and Michael L. DeMarco, Chief Financial Officer of PPG and the Company, entered into an amendment to Mr. DeMarco's Amended and Restated Employment Agreement, dated effective May 17, 2002. A copy of the Amendment to Employment Agreement is filed as Exhibit 10.1 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 10.1 Amendment to Employment Agreement between The Peoples Publishing Group, Inc. and Michael L. DeMarco, dated October 4, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     PEOPLES EDUCATIONAL HOLDINGS, INC.
                                     (Registrant)

                                     By:   /s/ Brian T. Beckwith
                                           -------------------------------------
                                           Brian T. Beckwith
                                           President and Chief Executive Officer
Date: October 4, 2005



                                       3